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                                                                   Exhibit 10(a)



INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Post-Effective Amendment No. 16 to Registration Statement No. 033-35412 of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company on Form N-4 of our report February 20, 1998, relating to the financial statements of Northbrook Variable Annuity Account II for the year ended December 31, 1997, contained in the Statement of Additional Information, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Registration Statement.



/s/ Deloitte & Touche LLP

Chicago, Illinois
February 26, 1998